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NORTHWEST BANCSHARES, INC.

NASDAQ: NWBI

Current Market Value: $12.47

As of February 11, 2011

NORTHWEST

Forward-Looking Statements

This presentation contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include, but are not limited to:

- statements of our goals, intentions and expectations;
- statements regarding our business plans, prospects, growth and operating strategies;
- statements regarding the asset quality of our loan and investment portfolios; and
- estimates of our risks and future costs and benefits.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

- changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;
- general economic conditions, either nationally or in our market areas, that are worse than expected;
- competition among depository and other financial institutions;
- inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;
- adverse changes in the securities markets;
- our ability to enter new markets successfully and capitalize on growth opportunities;
- our ability to successfully integrate acquired entities, if any;
- changes in consumer spending, borrowing and savings habits;
- changes in our organization, compensation and benefit plans;
- our ability to continue to increase and manage our commercial and residential real estate, multi-family, and commercial and industrial loans;
- possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises;
- the level of future deposit premium assessments;
- the impact of the current recession on our loan portfolio (including cash flow and collateral values), investment portfolio, customers and capital market activities;
- the impact of the current governmental effort to restructure the U.S. financial and regulatory system;
- changes in the financial performance and/or condition of our borrowers; and
- the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. Please see "Risk Factors" beginning on page 26 of the prospectus.

Corporate Profile and Overview

- Holding Company is regulated by the OTS, Bank is regulated by the FDIC and PA Department of Banking. New regulator for the Holding Company will be the Federal Reserve.
- 171 retail banking locations
- 52 consumer finance locations *($116.3 mil in assets, $2.7 mil in net income for year ended 12/31/10)*
- 2040 full-time equivalent employees (1,722 full-time and 318 part-time employees)
- Total assets of $8.15 billion
- Net loans of $5.53 billion
- Deposits of $5.76billion
- Total tangible shareholders' equity of $1.13 billion

Market Capitalization

- Current market capitalization of $1.32 billion *
- Ranked 3rd in market capitalization and 6th in total asset size among banks headquartered in Pennsylvania. Ranked approximately 57th in market cap nationally.

* Based on a market price of $12 per share.

Attractive Franchise


New York
Monroe
Erie
Chautauqua
Cattaraugus
Ohio
Lake
Pennsylvania
Erie
Crawford
Warren
McKean
Potter
Tioga
Mercer
Venango
Forest
Elk
Lycoming
Clarion
Jefferson
Clearfield
Centre
Butler
Armstrong
Indiana
Allegheny
Washington
Cambria
Blair
Huntingdon
Mifflin
Luzerne
Schuylkill
Berks
Dauphin
Lebanon
Lancaster
Cumberland
York
Fayette
Bedford
Maryland
Baltimore
Howard


Corporate Headquarters
Northwest Savings Bank and Northwest Consumer Discount Company
Northwest Savings Bank
Northwest Consumer Discount Company
Florida

	Northwest Savings Bank Locations	Northwest Consumer Discount Company Locations
Pennsylvania	142	51
New York	17	0
Ohio	4	0
Maryland	5	0
Florida	3	0
TOTAL	171	51

Market Strategies

Florida

- Announced exit strategy on January 25, 2011
- Will close all three offices on or before June 30, 2011
- Felt closure was a cheaper alternative than selling
- Closing expenses are relatively low – less than $1.5 million
- Reasons for leaving:
  - Limited presence in large metro market far from our corporate headquarters
  - FDIC restrictions on branching and acquisitions
  - Difficulty in finding comfort level in loan opportunities
  - Consumer compliance challenges

Market Strategies

Pennsylvania and Western New York

- Considered to be our core markets where we will continue to increase market share and expand our product offerings

Maryland

- Most likely will not be acquiring whole banks
- Most likely will not be a big retail player
- Believe there are good opportunities to be a niche player in the small business arena
- Will use as a source of loans to absorb excess deposit generation in Pennsylvania and New York

Ohio

- Limited presence in northeastern part of the state
- Hold our position while considering acquisition opportunities

Experienced Management & Board of Directors

- Executive officers average 30 years of banking experience.
- Average tenure for executive officers at Northwest is 22 years.
- Stable and experienced Board of Directors; 9 out of 10 are Independent Directors

Executive Officer Team	Age	Position	Employed Since	Years of Banking Experience	Years at NWSB
William J. Wagner	57	Chairman of the Board, President, CEO & Director	1984	35	26
Gregory C. LaRocca	59	Executive Vice President and Corporate Secretary	1992	37	19
William W. Harvey, Jr.	44	Executive Vice President and Chief Financial Officer	1996	21	14
Steven G. Fisher	53	Executive Vice President - Banking Services	1983	26	26
Timothy Huber	53	Senior Vice President and Chief Lending Officer	1985	31	25

NORTHWEST

Historical Performance

Asset Growth

Northwest has demonstrated the ability to both safely leverage its capital and change its strategic direction when necessary.



$10.0B
$8.0B
$6.0B
$4.0B
$2.0B
$0.0B
Leveraging Strategy
Diversification & Profitability Strategy
$1.6
$1.9
$2.1
$2.6
$3.1
$3.4
$3.9
$4.3
$5.2
$5.8
$6.3
$6.4
$6.5
$6.7
$6.9
$8.0
$8.1
06/30/95
06/30/96
06/30/97
06/30/98
06/30/99
06/30/00
06/30/01
06/30/02
06/30/03
06/30/04
06/30/05
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10

Growth of Our Franchise Since IPO

- About 50% of our balance sheet growth was organic, the other 50% was accomplished through mergers and acquisitions.
- Organic Growth
  - 56 De Novo Branch Openings
  - 24 Northwest Consumer Discount offices
- Merger and Acquisition activity:
  - Branch Purchases – 10 acquisitions with 8 different banks from which we acquired 43 offices
  - Whole Bank Acquisitions – 13 acquisitions from which we acquired 32 new offices
  - Northwest Consumer Discount Company – 10 acquisitions from which we added 10 offices
  - We have also acquired an asset management company, a brokerage office a retirement benefits consulting firm and an insurance benefit consulting firm

Operating Trends

Interest Rate Spread

While organic and acquisition growth successfully leveraged Northwest's capital, net interest spread was relatively flat and below peer averages. Changes in loan and deposit mix were needed to improve profitability ratios.



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.81%
3.72%
3.53%
3.34%
3.20%
3.26%
2.97%
3.11%
2.97%
2.96%
3.07%
3.05%
2.77%
2.74%
3.25%
3.30%
3.19%
06/30/95
06/30/96
06/30/97
06/30/98
06/30/99
06/30/00
06/30/01
06/30/02
06/30/03
06/30/04
06/30/05
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10

Composition of Loan Portfolio

	December 2005	December 2006	December 2007	December 2008	December 2009	December 2010
One-to-four family	59.5%	53.5%	48.9%	47.2%	44.1%	43.3%
Multi-family and Commercial R.E.	12.6%	15.6%	18.3%	20.8%	23.3%	24.4%
Consumer (including home equity)	24.6%	25.7%	25.4%	24.7%	25.6%	24.5%
Commercial Business	3.3%	5.2%	7.4%	7.3%	7.0%	7.8%

December 2005



Commercial Business 3.3%
Consumer & Home Equity 24.6%
Multi-Family & Commerical 12.6%
One-to-Four Family 59.5%

December 2010



Commercial business 7.8%
Consumer & Home Equity 24.5%
One-to four-family 43.3%
Multi-family and commercial 24.4%

Composition of Deposits

	December 2005	December 2006	December 2007	December 2008	December 2009	December 2010
Checking	18.3%	18.5%	19.5%	21.8%	22.3%	23.6%
Savings	17.9%	15.1%	13.4%	15.1%	16.4%	18.2%
Money Market	11.4%	11.1%	12.3%	14.3%	14.6%	15.6%
Certificates of Deposit	52.4%	55.3%	54.8%	48.8%	46.7%	42.6%

December 2005


Checking
18.3%
Certificates of
Deposit
52.4%
Savings
17.9%
Money Market
11.4%

December 2010


Checking
23.6%
Certificates of
Deposit
42.6%
Savings
18.2%
Money Market
15.6%

Deposit Growth



$7.0B
$6.0B
$5.0B
$4.0B
$3.0B
$2.0B
$1.0B
$0.0B
$1.3
$1.5
$1.6
$2.0
$2.5
$2.9
$3.3
$4.0
$4.7
$5.2
$5.2
$5.2
$5.4
$5.5
$5.0
$5.6
$5.8
6/30/95
6/30/96
6/30/97
6/30/98
6/30/99
6/30/00
6/30/01
6/30/02
6/30/03
6/30/04
6/30/05
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10

Growth Between 2008 and 2010

	Deposits ($000)	Deposit Growth (%)
Non-interest Bearing Demand	$181,270	46.0%
Interest-bearing Demand	$76,137	10.8%
Savings Deposits	$288,948	38.0%
MMDA	$179,314	24.9%
Time Deposits	$456	0.0%
TOTAL	**$726,125**	**14.4%**

Core Earnings Comparison

	12/31/2010		12/31/2009		12/31/2008	
	Amount	% of Avg Assets	Amount	% of Avg Assets	Amount	% of Avg Assets
Average Assets	$8,119,851,000		$7,164,560,000		$6,869,549,000	
Net Interest Income	**$257,641,000**	**3.17%**	**$228,657,000**	**3.19%**	**$219,366,000**	**3.19%**
Provision for Loan Losses	($40,486,000)	0.50%	($41,847,000)	0.58%	($22,851,000)	0.33%
Provision in Excess of 20 b.p.	$29,652,530		$31,249,000		$12,416,000	
Adjusted Provision	**($10,833,470)**	**0.13%**	**($10,598,000)**	**0.15%**	**($10,435,000)**	**0.15%**
Noninterest Income	$60,398,000		$53,337,000	0.74%	$38,752,000	0.56%
OTTI Adjustments	$1,541,000		$6,097,000		$16,004,000	
Gain on Sale of Investments	($2,201,000)		($403,000)		($6,037,000)	
Loss on Sale of REO	$2,572,000		$4,054,000		$428,000	
Mortgage Banking Income	($2,196,000)		($7,434,000)		($665,000)	
(Recovery) Impairment of MSRs			($1,840,000)		$2,165,000	
Gain on Bargain Purchase			($3,503,000)		$0	
Adjusted Noninterest Income	**$60,114,000**	**0.74%**	**$50,308,000**	**0.73%**	**$50,647,000**	**0.74%**
Noninterest Expense	($196,508,000)	2.42%	($200,494,000)	2.80%	($170,128,000)	2.48%
FDIC Special Assessment			$3,288,000		$0	
Charitable Foundation Contribution			$13,822,000		$0	
Acquisition Expense	$1,229,000					
Adjusted Noninterest Expense	**($195,279,000)**	**2.40%**	**($183,384,000)**	**2.56%**	**($170,128,000)**	**2.48%**
Net Income Before Taxes	$81,045,000		$39,653,000		$65,139,000	
Income Taxes	($23,522,000)		($7,000,000)		($16,968,000)	
Net Income	$57,523,000	0.71%	$32,653,000	0.46%	$48,171,000	0.70%
Adjusted Net Income Before Tax	$111,642,530		$86,823,000		$89,450,000	
Adjusted Income Tax	($35,761,012)		($27,269,000)		($26,692,000)	
Core Earnings	**$75,881,518**	**0.93%**	**$59,554,000**	**0.83%**	**$62,758,000**	**0.91%**

Profitability Trends

Net Interest Margin



4.50%
4.00%
3.50%
3.00%
2.50%
3.71%
3.62%
3.62%
3.56%
3.69%
3.06%
3.10%
3.57%
3.52%
3.52%
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
NWBI
Peer Median

Non-Interest Income / Average Assets



2.00%
1.50%
1.00%
0.50%
0.00%
1.16%
1.16%
1.20%
1.06%
1.10%
0.69%
0.69%
0.71%
0.83%
0.77%
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
NWBI
Peer Median

Non-Interest Expense / Average Assets



3.50%
3.00%
2.50%
2.00%
1.50%
2.57%
2.73%
2.79%
2.84%
2.71%
2.19%
2.27%
2.48%
2.62%
2.44%
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
NWBI
Peer Median

ROAA



2.00%
1.50%
1.00%
0.50%
0.00%
1.14%
0.98%
0.70%
0.49%
0.77%
0.79%
0.73%
0.65%
0.46%
0.71%
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
NWBI
Peer Median

* Peer group includes banks and thrifts with market capitalizations between $750 million and $5 billion in the Northeast, Mid-Atlantic and Ohio regions.

N O R T H W E S T

Asset Quality

Reserve & Charge-Offs History

Northwest's actual losses have historically been much lower than its peer group. Conservative underwriting and a commitment to working with our borrowers, have kept our losses at comparatively low levels during the current economic crisis.



(Dollars in thousands)
Charge-Offs
$50,000
$40,000
$30,000
$20,000
$10,000
$0
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$5,313
$6,360
$5,781
$8,431
$5,750
$6,860
$9,473
$9,566
$7,617
$8,480
$8,190
$8,743
$11,610
$22,851
$27,816
$41,847
$36,872
$40,486
2002
2003
2004
2005
2006
2007
2008
2009
2010
Chargeoffs
Provision for Loan Losses
Reserves/Net Loans Receivable



Net Charge-Offs as a % of Avg Loans
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.40%
0.24%
0.16%
0.15%
0.14%
0.22%
0.44%
0.93%
0.73%
0.17%
0.16%
0.13%
0.15%
0.12%
0.14%
0.19%
0.51%
0.63%
2002
2003
2004
2005
2006
2007
2008
2009
2010
NWBI
Peer Median

Delinquent Loans

Delinquent Loans As a % of Total Loans (30 to 90+ days)



4.00%
3.00%
2.00%
1.00%
0.00%
2.2%
0.9%
0.3%
1.0%
2.5%
1.0%
0.3%
1.2%
3.6%
1.9%
0.4%
1.3%
3.5%
2.1%
0.3%
1.1%
3.7%
1.8%
0.6%
1.3%
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
30 to 59
60 to 89
90 Days or More

Total Delinquency % by Loan Type (30 to 90+ days)



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1.6%
1.4%
4.4%
5.3%
1.9%
1.6%
4.8%
5.4%
2.4%
1.8%
6.7%
10.4%
2.8%
1.9%
5.8%
6.5%
3.2%
2.1%
5.6%
4.8%
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
1-4 Family
Consumer Loans
Commercial R.E.
Commercial

Asset Quality



NPAs / Total Assets
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.72%
0.87%
1.67%
1.81%
2.08%
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
NWBI
Peer Avg.

	At June 30,		At December 31,				
	2004	2005	2006	2007	2008	2009	2010
NPLs/Total Loans (%)	0.80	0.77	0.92	1.03	1.93	2.35	2.68
Allowance for Loan Losses / NPLs (%)	94.35	93.91	92.92	84.22	55.37	56.49	51.49
Allowance for Loan Losses/ Net Loans Receivable (%)	0.76	0.72	0.85	0.87	1.07	1.33	1.38
NPAs/Total Assets (%)	0.57	0.64	0.72	0.87	1.67	1.81	2.08
Texas Ratio** (%)	9.40	10.48	9.89	12.37	23.69	12.05	14.15

** The Texas Ratio is defined as nonperforming assets plus loans 90 days past due divided by tangible common equity plus loan loss reserves. Source: SNL Financial

Ratios are annualized, where appropriate.

Loan Breakdown By State

Loans by State (based on borrowers' residence) at December 31, 2009

- 90% of our loans are located in our core market of Pennsylvania and New York.

	One-to-four family mortgage	%	Consumer and home equity	%	Commercial business and commercial real estate	%	Total	%
Pennsylvania	$ 1,942,824	81.0%	$ 1,170,012	86.6%	$ 1,077,440	60.4%	$4,190,276	75.7%
New York	162,367	6.8%	113,153	8.4%	381,671	21.4%	657,191	11.9%
Ohio	20,111	0.8%	15,222	1.1%	41,834	2.4%	77,167	1.4%
Maryland	194,607	8.1%	35,248	2.6%	155,731	8.7%	385,586	7.0%
Florida	30,908	1.3%	12,487	0.9%	62,673	3.5%	106,068	1.9%
All Other	47,487	2.0%	5,607	0.4%	64,623	3.6%	117,717	2.1%
Total	**$ 2,398,304**	**100.0%**	**$ 1,351,729**	**100.0%**	**$ 1,783,972**	**100.0%**	**$5,534,005**	**100.0%**

Loans 90 Days Past Due

	One-to-four family mortgage	%	Consumer and home equity	%	Commercial business and commercial real estate	%	Total	%
Pennsylvania	$ 17,891	0.9%	$ 9,673	0.8%	$ 33,304	3.1%	$ 60,868	1.5%
New York	1,463	0.9%	523	0.5%	1,940	0.5%	3,926	0.6%
Ohio	134	0.7%	87	0.6%	--	0.0%	221	0.3%
Maryland	4,573	2.3%	1,169	3.3%	6,051	3.9%	11,793	3.1%
Florida	4,768	15.4%	1,326	10.6%	8,145	13.0%	14,239	13.4%
All Other	922	1.9%	50	0.9%	8,402	13.0%	9,374	8.0%
Total	**$ 29,751**	**1.2%**	**$ 12,828**	**0.9%**	**$ 57,842**	**3.2%**	**$ 100,421**	**1.8%**

Dollars in thousands.

Average Mortgage Loan Balance and LTV

Northwest's average mortgage balance is extremely low which enables borrowers to continue making their payments during times of economic challenge. Conservative underwriting has ensured that Northwest's mortgage customers have a significant equity position in their homes.

$3.5 billion, or 63%, of our $5.5 billion in gross loans are residential mortgage and home equity loans.



$100,000
$80,000
$60,000
$40,000
$20,000
$0
76%
74%
72%
70%
68%
66%
64%
62%
60%
$77,922
$83,277
$81,454
$83,552
$87,595
$86,700
$89,269
68%
69%
68%
70%
75%
70%
65%
2004
2005
2006
2007
2008
2009
2010
Avg Loan Balance (Current)
Weighted Avg LTV (at origination)

Investment Securities Portfolio

- High quality portfolio with 96% backed by U.S. government, G.S.E., or municipalities
- Only $9.4 million, or 0.7%, of level III investments

	At December 31, 2010							
(Dollars in thousands)	% of Portfolio	Amortized Cost	To Date OTTI	Adj. Amortized Cost	Market Value	Unrealized Gains	Unrealized Losses	Total Gain/(Loss)
Mortgage-backed securities								
Agency	70.59%	$920,249	$0	$920,249	$939,299	$19,605	($555)	$19,050
Non-agency	1.31%	$23,709	($6,609)	$17,100	$15,969	$91	($1,222)	($1,131)
Municipal Securities	22.59%	$294,555	$0	$294,555	$284,381	$623	($10,797)	($10,174)
U.S. Government, agency and GSE debt	2.68%	$34,984	$0	$34,984	$35,459	$475	$0	$475
Corporate debt								
Pooled Trust Preferred	1.48%	$28,092	($8,838)	$19,254	$13,109	$185	($6,330)	($6,145)
Single issue Trust Preferred	4.70%	$6,163	$0	$6,163	$5,151	$11	($1,023)	($1,012)
FHLMC preferred	0.01%	$7,500	($7,424)	$76	$97	$21	$0	$21
Equity securities and other	0.87%	$11,426	($93)	$11,333	$11,345	$65	($53)	$12
Total		$1,326,678	($22,964)	$1,303,714	$1,304,810	$21,076	($19,980)	$1,096

Municipal Securities Breakdown

(Dollars in thousands)	Amortized Cost	To Date OTTI	Adj. Amortized Cost	Market Value	Unrealized Gains	Unrealized Losses	Total Gain/(Loss)
	At December 31, 2010						
Pennsylvania							
School District	$140,162	$0	$140,162	$135,862	$0	($4,300)	($4,300)
General Obligation	$59,725	$0	$59,725	$56,632	$0	($3,093)	($3,093)
Revenue Bonds	$16,664	$0	$16,664	$15,443	$0	($1,221)	($1,221)
Total Pennsylvania	$216,551	$0	$216,551	$207,937	$0	($8,614)	($8,614)
New York	$33,920	$0	$33,920	$34,542	$622	$0	$622
Ohio	$6,426	$0	$6,426	$5,984	$0	($442)	($442)
All Other States	$37,658	$0	$37,658	$35,918	$0	($1,740)	($1,740)
Total Municipal Securities	$294,555	$0	$294,555	$284,381	$622	($10,796)	($10,174)

NORTHWEST

Stock Performance and Per Share Information

Price Performance Since IPO (11/4/94)

Since its IPO in 1994, Northwest has significantly outperformed the SNL U.S. Bank Index and the S&P 500 Index.

Northwest Bancshares, Inc. - Total Return (%)



NWBI (+840.44%)
S&P 500 (+287.45%)
SNL U.S. Bank (+238.57%)
1,000
800
600
400
200
0
-200
Total Return (%)
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Tangible Book Value Per Share

(Adjusted for Splits and Second-Step Exchange)



$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
610% Increase
233% Increase
$1.69
$1.83
$3.27
$3.93
$10.31
$10.26
06/30/95
06/30/96
06/30/97
06/30/98
06/30/99
06/30/00
06/30/01
06/30/02
06/30/03
06/30/04
06/30/05
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10

Annual Dividends Paid Per Share (adjusted for splits and exchanges)

In early years, dividend payments were controlled as Northwest was focused on retaining capital and growing its franchise. In recent years, as acquisitions became expensive, Northwest steadily increased its dividends and provided a strong dividend yield.



$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.07
$0.07
$0.24
$0.40
$0.40
06/30/95
06/30/96
06/30/97
06/30/98
06/30/99
06/30/00
06/30/01
06/30/02
06/30/03
06/30/04
06/30/05
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10

* For the six months ended 12/31/05

Stock Buybacks

- On November 8, 2010 we announced a program to buy back 10% of our outstanding shares (approximately 11 million shares)
- From December 18, 2010, the one-year anniversary of the completion of our second-step offering, until December 31, 2010, we purchased 555,000 shares at an average price of $11.69
- This buyback is intended to be in addition to the shares we will purchase for our restricted stock plan
- Things we look at when considering stock repurchases:
  - The resulting dilution in tangible book value per share
  - The amount of time it takes to recover that dilution through increases in earnings per share
  - The prospects that the shares will be reissued at a higher level in a reasonable amount of time, offsetting the original dilution

NORTHWEST

Regulatory Issues

Regulatory Environment

- Extremely difficult
- Banking is already an extremely over-regulated industry
- Passage of the Wall Street Reform and Consumer Protection Act or Dodd Frank Act presents overwhelming compliance challenges for our industry:
  - 2,300 pages of legislation
  - Estimated to result in 5,000 to 23,000 pages of new regulation
  - Unprecedented amount of regulation to be written in a one-year period
  - Creates Consumer Financial Protection Bureau – most powerful agency ever created by the federal government
    - Reports to no one
    - Funding is a percentage of the Federal Reserve's profits – not a budget item that can be controlled
    - Agency head has not been appointed
- Current examination process is extremely aggressive, particularly in the area of regulatory compliance

Northwest's Regulatory Issues

FDIC Compliance Examination

Background

- With $8.1 billion in assets, Northwest's primary federal supervisor for compliance issues is the FDIC
- The new Consumer Financial Protection Bureau (CFPB) will regulate all institutions over $10 billion
- The CFPB will have significant financial resources and is expected to be very active

Conclusion

- FDIC compliance examination commenced in March 2010 and was completed in October 2010
- Criticized various components of Northwest's compliance management program

Consequences

- A "formal enforcement action" is anticipated but has not yet been received.

Northwest's Regulatory Issues

Northwest's Response to the Compliance Examination

- Immediately engaged a compliance consultant to review our compliance management program
- Restructured our senior management team with Compliance and Internal Audit Departments reporting to the CEO
- Expanded the targeted size of our Compliance Department from four to fourteen
- Outsourced our Internal Auditing
- Total annual cost to meet the FDIC's expectations will be approximately $2 million

NORTHWEST

Strategic Direction

Strategic Direction

Major Goals

- Get out of the “penalty box” with the FDIC
- Maintain a disciplined acquisition strategy with an emphasis on institutions that possess good branch networks and good deposit mixes
  - Preference for institutions within existing footprint or in contiguous markets in PA, NY and OH (approximately 150 institutions)
  - Will look at whole bank, branch divestitures or FDIC assisted deals
  - Most comfortable with institutions with assets of $300 million to $1 billion
- Continue organic growth strategies with a continued emphasis on growing checking accounts and commercial loans
- Move $500 –$700 million of overnight funds to the loan portfolio increasing the yield from .20% to 5.00%
- Decrease the level of nonperforming assets and return annual loan loss provisions to historic averages
- Open de novo offices to fill-in geographic footprint
- Capitalize on Marcellus Shale opportunities


MARCELLUS SHALE MAP
Legend
Marcellus wells as of 4/14/10
Location well
Gas Directional well
Gas Horizontal well
Gas Vertical well
Gas Pipelines
Oil and Gas Directional well
Oil and Gas Vertical well
Oil Horizontal well
Oil Vertical well
Northwest Savings Bank Locations
State Lands
Federal Lands
NORTHWEST SAVINGS BANK
Where people make the difference.
Lake Erie
Erie
Chautauqua
Cattaraugus
Allegany
Steuben
Schuyler
Chemung
Tioga
Broome
Delaware
Ulster
Sullivan
Orange
Susquehanna
Wayne
Wyoming
Lackawanna
Pike
Sussex
Ashtabula
Geauga
Trumbull
Portage
Mahoning
Columbiana
Carroll
Harrison
Belmont
Jefferson
Mercer
Lawrence
Butler
Beaver
Pittsburgh
Clarion
Jefferson
Cameron
Lycoming
Clinton
Luzerne
Columbia
Montour
Monroe
Warren
Morris
Passaic
Newark
Union
Carbon
Northumberland
Snyder
Allentown
Northampton
Edison
Lehigh
Hunterdon
Somerset
Middlesex
Pennsylvania
Juniata
Indiana
Cambria
Blair
Westmoreland
Huntingdon
Perry
Dauphin
Berks
Bucks
Mercer
Montgomery
New Jer
Cumberland
Philadelphia
Chester
Somerset
Bedford
Fulton
Franklin
Adams
Greene
Ohio
Marshall
Monroe
Wetzel
Monongalia
Marion
Garrett
Allegany
Washington
Mineral
Hampshire
Morgan
Berkeley
Jefferson
Frederick
Winchester
Clarke
Loudoun
Carroll
Frederick
Baltimore
Harford
Cecil
Kent
Howard
Montgomery
Maryland
Grant

Assets Under Management (in millions of dollars)



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$426
$456
$529
$631
$870
$885
$1,057
$858
$1,098
$1,224
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

NORTHWEST

Investment Opportunity

Investment Opportunity in Northwest

- Experienced management team
- Conservative credit culture
- Substantial growth opportunities in attractive markets
- Attractive price (122% of tangible book value) given our strong capital position and our history of managing capital



J.D. Power and Associates
2010 Retail Banking Customer Satisfaction Study

NORTHWEST
SAVINGS BANK

HIGHEST IN CUSTOMER SATISFACTION
IN MID-ATLANTIC REGION